Investor Presentation Fiscal Year ended June 30, 2021 Exhibit 99.1

Eric B. Heyer Senior Executive Vice President and Chief Operating Officer Keith Suchodolski Executive Vice President and Chief Financial Officer Craig L. Montanaro Director, President and Chief Executive Officer 1 Presenters

2 This presentation may include certain “forward-looking statements,” which are made in good faith by Kearny Financial Corp. (the “Company”) pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties, such as statements of the Company’s plans, objectives, expectations, estimates and intentions that are subject to change based on various important factors (some of which are beyond the Company’s control). In addition to the factors described under Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K, the following factors, among others, could cause the Company’s financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements: the strength of the United States economy in general and the strength of the local economy in which the Company conducts operations, The effects of COVID-19 on our business, financial condition or results of operations, the effects of and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, inflation, interest rates, market and monetary fluctuations, the impact of changes in laws, regulations and government policies regarding financial institutions (including laws concerning taxation, banking, securities and insurance), changes in accounting policies and practices, as may be adopted by regulatory agencies, the Financial Accounting Standards Board (“FASB”) or the Public Company Accounting Oversight Board, technological changes, competition among financial services providers and, the success of the Company at managing the risks involved in the foregoing and managing its business. The Company cautions that the foregoing list of important factors is not exhaustive. Readers should not place any undue reliance on any forward looking statements, which speak only as of the date made. The Company does not undertake any obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company. Forward Looking Statements

3 This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Management uses these “non-GAAP” measures in its analysis of the Company’s performance. Management believes these non-GAAP financial measures allow for better comparability of period to period operating performance. Additionally, the Company believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. A reconciliation of the non-GAAP measures used in this presentation to the most directly comparable GAAP measures is provided in the Appendix to this presentation. Non-GAAP Financial Measures

4 NASDAQ: KRNY Market Cap: $955.5 million1 Founded in 1884 Top 10 New Jersey-based financial institution by assets 48 full-service branches2 in 12 counties throughout northern and central New Jersey and New York City Active acquirer, having completed 7 whole-bank acquisitions since 1999 1 As of July 27, 2021 2 As of June 30, 2021 Source: S&P Global Market Intelligence & Company Filings PENNSYLVANIA NEW YORK CUMBERLAND CAPE MAY ATLANTIC BURLINGTON GLOUCESTER SALEM CAMDEN MERCER HUNTERDON SOMERSET WARREN SUSSEX PASSAIC MORRIS ESSEX UNION MONMOUTH OCEAN RICHMOND KINGS HUDSON BERGEN MIDDLESEX NEW JERSEY Company Overview Corporate Headquarters Fairfield, NJ 07004 Existing Branch Locations

5 Financial Highlights Net income increased 40.6% to $63.2 million, or $0.77 per share Net interest margin increased 30 bps to 2.75% Completed acquisition of MSB Financial Corp., adding assets of $581.9 million Core non-maturity deposit growth of $712.5 million, or 27.5% Increased gain on sale of loans by $2.4 million, or 75.0% For the Fiscal Year Ended June 30, 2021 As of, and For the Quarter Ended June 30, 2021 $7.3 billion in total assets Net income of $18.5 million, or $0.24 per share ROAA of 1.01%, ROTCE of 8.81% Results favorably impacted by provision for credit loss reversal of $4.9 million

6 Capital Strength Tier 1 Leverage Ratio2 Total Risk-Based Capital Ratio2 Peer group includes BRKL, BMTC, CLBK, CNOB, DCOM, FLIC, FFIC, LBAI, EBSB, NFBK, PGC, STBA, TMP, TRST Peer group Tier 1 Leverage and Total Risk-Based Capital Ratios based on March 31, 2021 results. Source: S&P Global Market Intelligence & Company Filings Robust capital levels support growth and capital management activities Sizable public float and strong liquidity Index membership (ABA, Nasdaq, Russell) Line Chart

7 Capital Management Capital Returned to Stockholders $714 million of capital returned to stockholders via dividends and share repurchases over the past 5 years Repurchased 10.6 million shares during the year at an average price of $11.26 per share, or 107% of 06/30/21 tangible book value Currently, 2.9 million shares are available for repurchase pursuant to the 5% plan announced in January 2021 Source: Company Filings Bar Chart

8 Earnings Performance Net Income & Return on Assets1 Earnings per Share1 1) Although management believes core net income, EPS and ROAA, which are non-GAAP measures, are useful to investors by providing a greater level of understanding of its business, they should not be considered a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial measures that may be presented by other companies. Core net income, EPS and ROAA exclude non recurring income and expenses, including various merger related items. Refer to Appendix A for a reconciliation of GAAP to Non-GAAP measures. Source: S&P Global Market Intelligence & Company Filings Sustained growth trajectory in core net income, earnings per share and return on assets Bar chart

1 As of and for the quarter ended June 30, 2021. Source: S&P Global Market Intelligence & Company Filings 9 Deposits Consolidated 15 branches over a two-year period while shifting the deposit base towards lower cost core deposit relationships Deposit Composition1 Deposit Growth Certificates of deposit Savings Interest bearing DDA Noninterest bearing DDA Barchart

10 Retail Certificates of Deposit Retail Certificates of Deposit by Maturity1 1 As of June 30, 2021. Excludes $479 million of wholesale certificates of deposits. Source: Company Filings Ample opportunity exists for continued reduction in retail CD cost of funds Bar chart

11 Mortgage Banking 1-4 Family Avg. LTV = 59.0% Home Equity Avg. LTV = 41.0% Residential 1-4 Family Loans Sold Source: Company Filings Principal Sold Gain on Sale Bar chart

12 Portfolio Lending Loan Composition1 Geographic Distribution2 1 As of and for the quarter ended June 30, 2021 2 As of June 30, 2021 Source: S&P Global Market Intelligence & Company Filings Loan-to-Value by Real Estate Secured Segment2 Strategy designed to grow and diversify the loan portfolio; focused on C&I and construction credits with seasoned principals and superior credit metrics Other 0.1% 3.5% Pennsylvania 2.8% 1.9% 4.2% Balance Loan to Loan Type (000's) Value  (LTV) 1‐4 Family $1,447.7 59% 22.1% 29.7% Multifamily $2,039.3 64% QTD Yield CRE $1,079.4 54% New York Home  Equity $47.9 47% 38.0% on Loans 3.95% Total $4,614.3 60% 1.0% New Jersey 55.0% 41.8% 1-4 Family Home Equity Multifamily CRE C&D Consumer Commercial

13 Asset Quality Net Charge-Offs / Average Loans Non-Performing Assets / Total Assets 1 As of June 30, 2021; amounts shown in millions 2 The Company adopted CECL methodology effective FY 2021 Q1 Source: S&P Global Market Intelligence & Company Filings Non-Performing Loans1 Allowance for Credit Losses on Loans (ACL)2 At June 30, 2021, COVID related deferments totaled $5.6 million or 0.12% of total loans. Bar Chart.pie chart, line chart

14 M&A History and Strategy Experienced acquirer and integrator, having successfully completed 7 whole-bank acquisitions over the past 20 years Opportunistic acquisition strategy with an emphasis on: Low premium deals Similar or complementary business models Expansion in existing or contiguous markets Cultural compatibility Focused on limiting tangible book value dilution and earn-back periods

15 Non-GAAP Reconciliation Appendix A: Reconciliation of GAAP to Non-GAAP For the year ended For the year ended (Dollars in Thousands, June 30, June 30, Except Per Share Data) 2021 2020 Adjusted net income: Net Income (GAAP) $ 63,233 $ 44,965 Non-recurring transactions - net of tax: Bargain purchase gain (3,053) -Provision for credit losses on non-PCD loans 3,563 -Merger -related expenses 3,123 878 Branch consolidation expenses and impairment charges 1,377 749 Net effect of sales and calls of securities (804) (1,575) Debt extinguishment expenses 558 1,520 Reversal of income tax valuation allowance (535) (591) Net effect of sales of other assets (731) -Tax benefit arising from the adoption of the CARES Act provisions - (1,624) Adjusted net income $ 66,731 $ 44,322 Adjusted earnings per share: Weighted average common shares - basic 82,387 82,409 Weighted average common shares - diluted 82,391 82,430 Earnings per share - basic (GAAP) $ 0.77 $ 0.55 Earnings per share - diluted (GAAP) $ 0.77 $ 0.55 Adjusted earnings per share - basic (non-GAAP) $ 0.81 $ 0.54 Adjusted earnings per share - diluted (non-GAAP) $ 0.81 $ 0.54 Adjusted return on average assets: Total average assets 7,333,861 6,689,245 Return on average assets (GAAP) 0.86% 0.67% Adjusted return on average assets (non-GAAP) 0.91% 0.66%

Investor Presentation Fiscal Year Ended June 30, 2021